                                                                    EXHIBIT 99.1


                             [NATIONAL VISION LOGO]


                                  NEWS RELEASE

CONTACT:
Paul A. Criscillis, Jr.
Senior Vice President and CFO
770-822-4262

FOR IMMEDIATE RELEASE


                NATIONAL VISION REPORTS OPERATING RESULTS FOR THE
              FOURTH QUARTER AND FISCAL YEAR ENDED JANUARY 3, 2004

Lawrenceville, Georgia, April 1, 2004 - National Vision, Inc. (AMEX:NVI) today announced operating results for its fourth quarter and fiscal year ended January 3, 2004 ("fiscal 2003"). Fiscal 2003 was a 53-week fiscal year, with the additional week being contained in the fourth quarter. Fiscal 2002 was a more traditional 52-week year.

Current year fourth quarter total net revenue from continuing operations of $62.6 million yielded gross profit of $34.1 million. The prior year's fourth quarter total net revenue from continuing operations of $55.8 million yielded gross profit of $28.5 million. Year-over-year domestic comparable store sales growth was +5.1% for the quarter, excluding sales generated in the fourteenth week of the current year quarter. Net income for the quarter was $539,000 compared with a loss of $2.5 million in the comparable period last year. The current year's fourth quarter results include a gain on Note repurchases of $2.3 million, offset by additional expense of $550,000 resulting from the impairment of long-lived assets. Last year's fourth quarter results included $1.0 million in gains on Note repurchases. EBITDA, as defined in the Company's bond indenture, was $6.1 million in the current year quarter versus $3.8 million in the comparable period last year.

Fiscal 2003 total net revenue from continuing operations was $243.3 million, yielding gross profit of $132.4 million. Prior year total net revenue from continuing operations was $224.2 million, yielding gross profit of $123.5 million. Domestic comparable store sales growth for the year was +5.0%, excluding sales generated in the 53rd week of the current fiscal year. The Company's net loss for 2003 was $3.9 million, a $2.3 million improvement in comparison to last year's $6.2 million net loss. Current year results include a gain on Note repurchases of $2.3 million, offset by additional expense of $564,000 relating to the cumulative effect of a change in accounting principle, $550,000 in impairment losses and $484,000 in restructuring charges. In the prior fiscal year, gains of $1.6 million were realized from Note repurchases. Current year EBITDA was $23.9 million versus EBITDA of $24.9 million achieved in the prior year.

"We are quite proud of what the NVI team was able to accomplish in such a transitional year. Last year we changed almost every aspect of our operational mix--including product selection and display, store scheduling, training and incentives. In addition, we tested two new business concepts and laid the groundwork for several other new tests," commented Reade Fahs, CEO and President. "It is pretty remarkable in a year of so much operational change and new product development (not to mention the closure of 40 strong Wal-Mart stores) that the team managed to deliver such healthy sales growth and bottom line improvement."

At the end of the fiscal year, the Company operated 468 vision centers, versus 518 vision centers at the end of fiscal 2002. Of the Company's vision centers open and operating at January 3, 2004, 359 were in domestic Wal-Mart stores, 37 were in Wal-Mart de Mexico stores, 47 were located in Fred Meyer stores, and 25 were on military bases throughout the United States.

The Company will hold an Investor Relations Conference Call on Friday, April 2, 2004, at 11:00 a.m. EST to discuss these quarterly and annual results. The general public can access this conference call via the Company's website at www.nationalvision.com. At the conclusion of the prepared remarks by management, the Company will accept and address questions from institutional investors.

National Vision, Inc.
April 1, 2004
Page 2


We frequently refer to EBITDA because it is the basis for the calculation of the excess cash flow principal repayment under our senior notes and it is a widely accepted financial indicator of a company's ability to service or incur indebtedness. EBITDA is calculated as net earnings before interest, taxes, depreciation, amortization, cumulative effect of a change in accounting principle, non-cash items and reorganization items as defined under our Senior Subordinated Debt Indenture. A reconciliation of net earnings (loss) to EBITDA is presented in the attached financial tables.

National Vision, Inc. is a retail optical company that operates vision centers within host environments in the United States and Mexico. Our vision centers sell a wide range of optical products including eyeglasses, contact lenses and sunglasses. As of April 1, 2004, the Company operated 451 vision centers, including 341 located inside domestic Wal-Mart stores. In 2004, through April 1, the Company has closed 19 stores (including 18 domestic Wal-Mart stores) and opened two stores on military bases. We depend on our domestic Wal-Mart locations for substantially all of our revenues and cash flow. Investments in the debt and equity securities of National Vision, Inc. are subject to substantial risks as described in the Company's public filings with the Securities and Exchange Commission.


                         - FINANCIAL TABLES TO FOLLOW -



This release includes statements concerning the Company's plans, beliefs and expectations for future periods. These "forward-looking statements" may be identified by the use of words such as "intends," "contemplates," "believes," "anticipates," "expects," "should," "could," "would" and words of similar import. These forward-looking statements involve known and unknown risks and uncertainties that could cause actual results to differ materially from the expectations expressed or implied in such statements. With respect to such forward-looking statements and others that may be made by, or on behalf of, the Company, the factors described as "Risk Factors" in the Company's Reports filed with the SEC, could materially affect the Company's actual results.

These risks and uncertainties include, among others, the Company's high leverage and its potential inability to repay its debt, an adverse change in the Company's relationship with Wal-Mart, changes in economic conditions (including an increase in interest rates), financial markets or customer demand, the level of competition in the retail eyecare industry, federal and state regulation of the healthcare and insurance industries (particularly in California), the Company's financial condition and other risks and uncertainties set forth in the Company's filings with the Securities and Exchange Commission.


All forward-looking statements included in this release are based upon management's present expectations and the information available at this time. The Company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or other factors.

NATIONAL VISION, INC.
RECONCILIATION OF NET EARNINGS (LOSS) TO EBITDA
(in thousands)


                                                 QUARTER ENDED                        FISCAL YEAR ENDED
                                        ------------------------------         ------------------------------
                                        January 3,        December 28,         January 3,        December 28,
                                           2004               2002                2004               2002
                                        (14 weeks)         (13 weeks)          (53 weeks)         (52 weeks)
                                        ----------        ------------         ----------        ------------
Net earnings (loss)                       $    539           $ (2,475)          $ (3,868)          $ (6,204)
Adjustments:
 Interest expense, net of
   interest income                           3,119              2,946             12,863             13,952
 Income taxes                                  198                                   198
 Depreciation and amortization               3,969              4,387             15,962             18,999
 Cumulative effect of a
  change in accounting principle                                                    564
 Non-cash items                             (1,771)            (1,019)            (1,771)            (1,889)
                                          --------           --------           --------           --------
EBITDA                                    $  6,054           $  3,839           $ 23,948           $ 24,858
                                          ========           ========           ========           ========

NATIONAL VISION, INC.
SUMMARIZED BALANCE SHEETS
(in thousands)

                                                                 AS OF
                                                       -----------------------------
                                                       January 3,       December 28,
                                                          2004              2002
                                                       ----------       ------------
ASSETS
Current Assets:
Cash and cash equivalents                               $  3,545          $  9,020
Accounts receivable, net                                   3,078             2,164
Inventories                                               17,387            17,928
Other current assets                                       1,278             1,305
Deferred income tax asset                                  7,305             3,428
                                                        --------          --------
Total current assets                                      32,593            33,845
Property and equipment, net                               13,619            17,992
Other assets and deferred costs                              806             1,004
Intangible value of contractual rights                    93,279           100,960
                                                        --------          --------
Total Assets                                            $140,297          $153,801
                                                        ========          ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
Accounts payable                                        $  3,506          $  3,445
Accrued expenses and other current liabilities            25,132            24,393
Current portion of long-term debt                            545             3,824
                                                        --------          --------
Total current liabilities                                 29,183            31,662
Deferred income tax liability                              7,305             3,428
Senior subordinated notes                                 94,939           105,882
Shareholders' equity                                       8,870            12,829
                                                        --------          --------
Total Liabilities and Shareholders' Equity              $140,297          $153,801
                                                        ========          ========

NATIONAL VISION, INC.
SUMMARIZED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share information)


                                                                     QUARTER ENDED                      FISCAL YEAR ENDED
                                                               ---------------------------        -----------------------------
                                                               January 3,      December 28,       January 3,       December 28,
                                                                  2004             2002              2004              2002
                                                               (14 weeks)       (13 weeks)         (53 weeks)       (52 weeks)
                                                               ----------      ------------       ------------     -----------
Revenue:
  Retail sales, net                                            $  60,630         $  55,070         $ 236,125         $ 222,156
  Premium revenue                                                  1,677               757             6,347             2,041
  Other revenue                                                      247                                 877
                                                               ---------         ---------         ---------         ---------
Total net revenue                                                 62,554            55,827           243,349           224,197

Cost of goods sold                                                28,478            27,365           110,907           100,699
                                                               ---------         ---------         ---------         ---------
Gross profit                                                      34,076            28,462           132,442           123,498
                                                               ---------         ---------         ---------         ---------

Operating expenses:
  Selling, general and administrative expense                     32,038            29,416           123,713           119,451
  Impairment of long-lived assets                                    550                                 550
  Restructuring expense                                                                                  484
                                                               ---------         ---------         ---------         ---------
Total operating expense                                           32,588            29,416           124,747           119,451
                                                               ---------         ---------         ---------         ---------

Operating income                                                   1,488              (954)            7,695             4,047

Other income (expense):
  Interest expense                                                (3,111)           (3,277)          (12,913)          (14,099)
  Gain on note repurchases                                         2,321             1,019             2,321             1,566
  Other, net                                                          (8)              331                50               470
                                                               ---------         ---------         ---------         ---------

Pre-tax income (loss) from continuing operations *                   690            (2,881)           (2,847)           (8,016)
Income taxes                                                         198                                 198
                                                               ---------         ---------         ---------         ---------

Income (loss) from continuing operations *                           492            (2,881)           (3,045)           (8,016)
Income (loss) from discontinued operations                            47               406              (259)            1,812
                                                               ---------         ---------         ---------         ---------

Income (loss) *                                                      539            (2,475)           (3,304)           (6,204)
Cumulative effect of a change in accounting principle                                                   (564)
                                                               ---------         ---------         ---------         ---------
Net income (loss)                                              $     539         $  (2,475)        $  (3,868)        $  (6,204)
                                                               =========         =========         =========         =========


Earnings (loss) per basic share:

  Earnings (loss) from continuing operations *                 $    0.10         $   (0.58)        $   (0.61)        $   (1.60)
  Earnings (loss) from discontinued operations                      0.01              0.07             (0.05)             0.36
  Cumulative effect of a change in accounting principle                                                (0.11)
                                                               ---------         ---------         ---------         ---------

Net earnings (loss) per basic share                            $    0.11         $   (0.51)        $   (0.77)        $   (1.24)
                                                               =========         =========         =========         =========

Earnings (loss) per diluted share:

  Earnings (loss) from continuing operations *                 $    0.09         $   (0.58)        $   (0.61)        $   (1.60)
  Earnings (loss) from discontinued operations                      0.01              0.07             (0.05)             0.36
  Cumulative effect of a change in accounting principle                                                (0.11)
                                                               ---------         ---------         ---------         ---------
Net earnings (loss) per diluted share                          $    0.10         $   (0.51)        $   (0.77)        $   (1.24)
                                                               =========         =========         =========         =========

    * Excluding the cumulative effect of a change in accounting principle.